UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

SLB N.V. (SLB LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas, U.S.A. 77056
(address)

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 Special General Meeting of Shareholders (the “Special Meeting”) of SLB Limited (SLB N.V.), a Curaçao corporation (the “Company”), was held on October 7, 2025. The proposal passed at the Special Meeting. The results are summarized below, with detailed voting results following.

At the Special Meeting, the shareholders of the Company:

•

Item 1—approved the amendment of the Company’s Articles of Incorporation to change the Company’s name from Schlumberger N.V. to “SLB N.V.”, and to permit that “SLB Limited” and “SLB Ltd.” may be used abroad and in transactions with foreign entities, persons or organizations.

The proposal is described in detail in the Company’s definitive proxy statement for the Special Meeting, which was filed with the SEC on September 8, 2025.

Item 1—Amendment of the Company’s Articles of Incorporation

The proposal to amend of the Company’s Articles of Incorporation to change the Company’s name from Schlumberger N.V. to “SLB N.V.”, and to permit that “SLB Limited” and “SLB Ltd.” may be used abroad and in transactions with foreign entities, persons or organizations, was approved with approximately 82.15% of the shares outstanding and entitled to vote at the Special Meeting voting for the proposal. The amendment to the Articles of Incorporation was executed before the civil notary of Curaçao and became effective on October 7, 2025. A copy of the Articles of Incorporation, as amended on October 7, 2025, is attached hereto as Exhibit 3.

For	Against	Abstain	Broker Non-votes
1,227,211,115	3,489,441	1,416,714	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3	Articles of Incorporation of SLB Limited (SLB N.V.), as amended on October 7, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLB LIMITED

/s/ Dianne B. Ralston
Dianne B. Ralston
Chief Legal Officer and Secretary

Date: October 7, 2025